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                                                                   EXHIBIT 10.6

                               NINTH AMENDMENT TO
                          TESORO PETROLEUM CORPORATION
                        AMENDED EXECUTIVE SECURITY PLAN


                              W I T N E S S E T H:


         WHEREAS, the Company adopted and established, effective December 1, 1984, the "Tesoro Petroleum Corporation Amended Executive Security Plan," hereinafter the "Plan," for the benefit of its eligible employees; and

         WHEREAS, the Plan provides that it may be amended at any time by the Board of Directors of the Company; and

         WHEREAS, the Board of Directors of the Company has adopted on October 1, 1998, certain resolutions directing that such Plan be amended;

         NOW, THEREFORE, the Plan is hereby amended in accordance with such resolutions as set forth below, effective as of the dates specified below, as follows:

         Effective October 1, 1998, Section I to the Plan is hereby amended by adding the following:

                           BOARD OF DIRECTORS MEETING
                                October 1, 1998

         RESOLVED, that the definition of "Basic Compensation" under Section
               1.2 of the Amended Executive Security Plan ("Amended Plan") and the definition of "Compensation" under Section 2.09 of the Funded Executive Security Plan ("Funded Plan") shall not include payments of Contingent Awards under the Tesoro Petroleum Corporation 1998 Performance Incentive Compensation Plan; and

         FURTHER RESOLVED, that in accordance with Section 6.7 of the Company's
               Amended Plan the foregoing resolution shall be added to Appendix A to the Amended Plan, and that in accordance with Section 10.10 of the Company's Funded Plan, the foregoing resolution shall be added to Appendix B to the Funded Plan.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Tesoro Petroleum Corporation, as directed by the Board of Directors, has caused its corporate seal to be affixed hereto and these presents to be fully executed



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in its name and behalf by its proper officers thereunto authorized this 1st day of October 1998.

ATTEST:                                   TESORO PETROLEUM CORPORATION



 /s/ JAMES C. REED, JR.                  By: /s/ WILLIAM T. VAN KLEEF
--------------------------------          ------------------------------------
James C. Reed, Jr.                        William T. Van Kleef
Executive Vice President,                 Executive Vice President and
General Counsel and Secretary             Chief Operating Officer



[seal]




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                               TENTH AMENDMENT TO
                          TESORO PETROLEUM CORPORATION
                         FUNDED EXECUTIVE SECURITY PLAN


                             W I T N E S S E T H :


         WHEREAS, the Company adopted and established, effective December 1, 1984, the "Tesoro Petroleum Corporation Funded Executive Security Plan," hereinafter called the "Plan," for the benefit of its eligible employees; and

         WHEREAS, the Plan provides that it may be amended at any time by the Board of Directors of the Company; and

         WHEREAS, the Board of Directors of the Company has adopted, on October 1, 1998, certain resolutions directing that such Plan be amended;

         NOW, THEREFORE, the Plan is hereby amended in accordance with such resolutions as set forth below, effective as of the date specified below, as follows:

         Effective October 1, 1998, Article II to the Plan is hereby amended by adding the following:

                           BOARD OF DIRECTORS MEETING
                                October 1, 1998

         RESOLVED, that the definition of "Basic Compensation" under Section
               1.2 of the Amended Executive Security Plan ("Amended Plan") and the definition of "Compensation" under Section 2.09 of the Funded Executive Security Plan ("Funded Plan") shall not include payments of Contingent Awards under the Tesoro Petroleum Corporation 1998 Performance Incentive Compensation Plan; and

         FURTHER RESOLVED, that in accordance with Section 6.7 of the Company's
               Amended Plan the foregoing resolution shall be added to Appendix A to the Amended Plan, and that in accordance with Section 10.10 of the Company's Funded Plan, the foregoing resolution shall be added to Appendix B to the Funded Plan.



         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Tesoro Petroleum Corporation, as directed by the Board of Directors, has



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caused its corporate seal to be affixed hereto and these presents to be fully executed in its name and behalf by its proper officers thereunto authorized this 1st day of October 1998.

ATTEST:                                  TESORO PETROLEUM CORPORATION



 /s/ JAMES C. REED, JR.                  By: /s/ WILLIAM T. VAN KLEEF
------------------------------           -------------------------------------
James C. Reed, Jr.                       William T. Van Kleef
Executive Vice President,                Executive Vice President and
General Counsel and Secretary            Chief Operating Officer


[seal]





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